TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

-------------------------------------|-|----------------------------------------

INVESTMENT ADVISER
(OF EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

-------------------------------------|-|----------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

EQ/EI/S/97                          Printed on Recycled Paper. [recycle symbol]


[logo]  LANDMARK(SM) FUNDS
 Advised by Citibank, N.A.

LANDMARK
EQUITY FUND

SEMI-ANNUAL
REPORT
June 30, 1997

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

    U.S. stocks continued their extraordinary advance, building on the above-average gains they have produced over the past several years. Why have American companies' stock prices grown so quickly and for so long? We believe the answer can be found in the remarkable resiliency of the U.S. economy, which has expanded without rekindling inflation for most of this decade.

    In this favorable environment, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage the Landmark Equity Fund to achieve its investment objective: long-term capital growth. Through its investment in Equity Portfolio, the Fund invests primarily in common stocks of U.S. issuers, with an emphasis on established companies with medium to large capitalizations and seasoned management teams.

    This report reviews the Portfolio's investment activities and performance during the six-month period ended June 30, 1997, and provides a summary of Citibank's perspective on and outlook for the U.S. stock market. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    July 18, 1997

TABLE OF CONTENTS
 1   A Letter to Our Shareholders
--------------------------------------------------------------------------------
 2   Market Environment
     Fund Snapshot
--------------------------------------------------------------------------------
     Portfolio Managers
 3   The Portfolio Managers Respond
     Quotes from the Portfolio Managers
--------------------------------------------------------------------------------
 4   Strategy and Outlook
     Equity Portfolio by the Numbers
--------------------------------------------------------------------------------
 5   Fund Data
     Performance Highlights

LANDMARK EQUITY FUND
     Statement of Assets and Liabilities
--------------------------------------------------------------------------------
 6   Statement of Operations
--------------------------------------------------------------------------------
 7   Statement of Changes in Net Assets
--------------------------------------------------------------------------------
 8   Financial Highlights
--------------------------------------------------------------------------------
10   Notes to Financial Statements
--------------------------------------------------------------------------------

EQUITY PORTFOLIO
--------------------------------------------------------------------------------
13   Portfolio of Investments
--------------------------------------------------------------------------------
15   Statement of Assets and Liabilities
     Statement of Operations
--------------------------------------------------------------------------------
16    Statement of Changes in Net Assets
     Financial Highlights
--------------------------------------------------------------------------------
17   Notes to Financial Statements


--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:

o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

-------------------------------------------------------------------------------
 MARKET ENVIRONMENT
--------------------------------------------------------------------------------

    The first six months of 1997 represented another excellent period for the U.S. stock market. As measured by the Dow Jones Industrial Average, stocks gained more than 1,100 points for their best six-month performance in 10 years. While gains were concentrated primarily in large-capitalization "blue chip" stocks during the first quarter of the year, the second quarter's rise was broader, including many medium and small-capitalization stocks in its advance.

    The market's rise was fueled by strong corporate earnings and the continued flow of new money into stocks from individual and institutional investors. Although few economic sectors did poorly during the period, several industries led the market higher: financial stocks, health care companies and computer networking stocks among them.

    The road to new highs was not a smooth one, however. In fact, the stock market experienced a 9.8% correction between late February and mid-April, and some prognosticators were even pronouncing the end of the bull market. The sell-off was caused by concern that the economy was growing too strongly, raising the specter of an acceleration of inflation. Many investors were also worried that stock prices have become overvalued relative to future earnings potential. However, the bull market quickly resumed when it became clear that the economy was slowing and inflation was not likely to become a problem anytime soon. In fact, the economy appears to have remained on a moderate growth track as it winds its way through the sixth year of one of the longest expansions since World War II.


--------------------------------------------------------------------------------
 FUND SNAPSHOT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
October 19, 1990

NET ASSETS AS OF 6/30/97
$251.0 million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Standard & Poor's Barra Growth Index
o Lipper Growth Funds Average

INVESTMENT ADVISER,
EQUITY PORTFOLIO
Citibank, N.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

GRANT HOBSON
Vice President, Citibank, N.A.
RICHARD GOLDMAN
Vice President, Citibank, N.A.

Grant D. Hobson and Richard Goldman are the managers of the Portfolio. Mr. Hobson is responsible for managing U.S. equity portfolios for trust and pension accounts of Citibank Global Asset Management and currently manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a Sector Portfolio Manager for Axe Houghton, formerly a division of USF&G, where he was responsible for equity investments for pension accounts and mutual funds. Mr. Goldman is responsible for managing approximately $600 million of total assets and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department.

--------------------------------------------------------------------------------
 THE PORTFOLIO MANAGERS RESPOND
--------------------------------------------------------------------------------

     We continued to focus our stock selection strategy on finding growing companies with strong balance sheets and visible earnings growth fueled by higher revenues. This longstanding approach led us to attractive investments in the large and medium-capitalization sectors of the stock market. As the period progressed, we added to some large-cap positions. At the same time, we held onto those mid-cap companies that we considered to have excellent business prospects at attractive prices.

     Within these broad market sectors, we adjusted the Portfolio's mix of industries and companies to conform with our economic and market outlooks. For example, because we expected the Federal Reserve to begin raising interest rates late in the first quarter of 1997, we reduced our exposure to financial stocks. At the same time, we increased our positions in manufacturers of non-durable consumer products--such as beverages and household supplies--because these companies tend to do well when the economy slows down.

--------------------------------------------------------------------------------
 QUOTES FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
"We consider some of our mid-capitalization holdings real 'jewels'-- they have outstanding fundamentals and are attractively valued."

"We think that very high earnings expectations have been built into current stock prices, especially in the large-cap sector, so we are concerned about their vulnerability to disappointments."

"Over the long term, we continue to foresee a positive economic environment."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK
--------------------------------------------------------------------------------

    Six months ago, we reported that we were cautiously optimistic about the prospect for further gains in the U.S. stock market. Our position has not changed. We remain optimistic because the economy is slowing from its robust pace in the first quarter of the year, and inflation pressures are notably absent from leading economic indicators. As long as the economy continues to grow at a non-inflationary rate, we see no reason to change our outlook. On the other hand, the 1,100-point rally of the past six months sent stock valuations to the high end of their historical range, suggesting that either profits must catch up with current stock prices or that prices must moderate to more reasonable levels relative to earnings.

    Nonetheless, we continue to find attractive opportunities in the stocks of well managed, growing companies. The medium-capitalization sector of the stock market has lagged its large-capitalization counterpart during this bull market, and we believe that many individual medium-sized stocks are attractively valued as a result.

    Our outlook suggests that our strategy--emphasizing large and medium-capitalization stocks with strong revenue and earnings growth, profitability and healthy balance sheets--is the right one. Of course, we will continue to review our holdings and remain on the alert for new opportunities, and we will make any changes we consider appropriate in anticipation of changes in economic and market conditions.

--------------------------------------------------------------------------------
 Equity Portfolio
--------------------------------------------------------------------------------
 BY THE NUMBERS
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
(As of 6/30/97)
--------------------------------------------------------------------------------

NAME                           INDUSTRY SECTOR              % OF NET ASSETS

General Electric Co.         Producer/Manufacturing             4.50%
Microsoft Corp.          Electronics/Technical Services         4.21%
Coca-Cola Co.                Consumer-Non Durables              3.93%
Philip Morris Companies
  Inc.                       Producer/Manufacturing             3.02%
Colgate-Palmolive Co.        Consumer-Non Durables              2.94%
Gannett Co. Inc.               Consumer Services                2.77%
Gillette Co.                 Consumer-Non Durables              2.52%
PepsiCo Inc.                 Consumer-Non Durables              2.51%
Abbott Laboratories        Health Services/Technology           2.46%
Johnson & Johnson          Health Services/Technology           2.35%

--------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SECTORS
Portfolio of investments
as of 6/30/97
Industrial                            1%
Cash/Short Term/Other                 3%
Financial                            12%
Capital Goods                        29%
Consumer                             55%


 ...Compared to 12/31/96
Industrial                           14%
Cash/Short Term/Other                 3%
Financial                            15%
Capital Goods                        28%
Consumer                             40%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FUND DATA  All Periods Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                               TOTAL RETURNS
                                                                ----------------------------------------------
                                                                                                      SINCE
                                                                 SIX         ONE        FIVE         10/19/90
                                                                MONTHS**     YEAR       YEARS*      INCEPTION*
                                                                ------     --------     ------       ---------
Landmark Equity Fund without Sales Charge ..............        19.09%      24.34%      16.93%        17.01%
Lipper Growth Funds Average ............................        14.29%      23.97%      16.90%        18.41%+
S&P Barra Growth Index .................................        24.58%      38.33%      19.97%        20.97%+
Landmark Equity Fund with Maximum Sales Charge of 4.75%         13.43%      18.43%      15.80%        16.16%

 * Average Annual Total Return.
** Not Annualized
 +  From 10/31/90

30-Day SEC Yield              0.35%
Income Dividends Per Share   $0.030
Capital Gain Distributions   $1.127


--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have grown to $27,289 with sales charge (as of 6/30/97). The graph shows how the Fund compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                  Landmark   Landmark
                   Equity     Equity      Lipper
                  Without      With       Growth          S&P Barra
                   Sales      Sales       Funds          Growth Index
                  Charge      Charge     Average         (unmanaged)
      ----------------------------------------------------------------
      Oct-90       9,847       9,379      10,000           10,000
      Nov-90      10,438       9,942      10,660           10,604
      Dec-90      10,534      10,034      11,014           10,941
      Jan-91      10,996      10,474      11,690           11,396
      Feb-91      11,811      11,250      12,534           12,280
      Mar-91      11,888      11,323      12,938           12,744
      Apr-91      11,635      11,082      12,922           12,720
      May-91      12,427      11,837      13,456           13,200
      Jun-91      11,723      11,167      12,795           12,649
      Jul-91      12,412      11,822      13,430           13,325
      Aug-91      13,111      12,488      13,838           13,754
      Sep-91      12,667      12,065      13,712           13,453
      Oct-91      12,956      12,340      13,993           13,617
      Nov-91      12,401      11,812      13,435           13,270
      Dec-91      13,772      13,118      14,921           15,140
      Jan-92      13,549      12,905      14,997           14,608
      Feb-92      13,883      13,224      15,208           14,695
      Mar-92      13,515      12,874      14,755           14,354
      Apr-92      13,571      12,927      14,656           14,506
      May-92      13,538      12,895      14,738           14,619
      Jun-92      13,106      12,484      14,309           14,316
      Jul-92      13,665      13,016      14,821           14,962
      Aug-92      13,285      12,654      14,499           14,790
      Sep-92      13,576      12,931      14,724           14,964
      Oct-92      13,923      13,261      15,021           15,189
      Nov-92      14,694      13,996      15,769           15,803
      Dec-92      14,818      14,114      16,061           15,907
      Jan-93      14,897      14,189      16,259           15,735
      Feb-93      14,684      13,986      16,004           15,608
      Mar-93      15,535      14,797      16,447           15,828
      Apr-93      15,289      14,563      15,937           15,098
      May-93      15,726      14,979      16,516           15,636
      Jun-93      15,572      14,833      16,566           15,503
      Jul-93      15,370      14,640      16,526           15,183
      Aug-93      16,066      15,302      17,225           15,737
      Sep-93      16,110      15,345      17,401           15,497
      Oct-93      16,335      15,559      17,643           16,073
      Nov-93      16,133      15,367      17,297           16,062
      Dec-93      16,635      15,845      17,797           16,174
      Jan-94      16,973      16,166      18,322           16,520
      Feb-94      16,703      15,909      18,036           16,225
      Mar-94      15,961      15,203      17,187           15,475
      Apr-94      16,253      15,481      17,244           15,545
      May-94      16,579      15,792      17,310           15,798
      Jun-94      16,103      15,339      16,727           15,462
      Jul-94      16,607      15,819      17,169           15,955
      Aug-94      17,020      16,211      17,955           16,807
      Sep-94      16,584      15,797      17,632           16,567
      Oct-94      16,894      16,091      17,911           16,953
      Nov-94      16,333      15,557      17,239           16,397
      Dec-94      16,568      15,781      17,398           16,680
      Jan-95      16,674      15,882      17,520           17,094
      Feb-95      17,260      16,440      18,173           17,761
      Mar-95      17,682      16,842      18,678           18,318
      Apr-95      17,870      17,021      19,061           18,794
      May-95      18,444      17,568      19,616           19,467
      Jun-95      18,736      17,846      20,420           20,213
      Jul-95      19,328      18,410      21,372           20,858
      Aug-95      19,139      18,229      21,537           20,789
      Sep-95      19,719      18,782      22,157           21,816
      Oct-95      19,778      18,838      21,825           21,990
      Nov-95      20,843      19,853      22,585           22,782
      Dec-95      21,132      20,128      22,664           23,039
      Jan-96      21,685      20,655      23,149           23,920
      Feb-96      21,820      20,784      23,672           24,137
      Mar-96      22,213      21,158      23,883           24,036
      Apr-96      22,385      21,322      24,669           24,505
      May-96      22,791      21,708      25,323           25,406
      Jun-96      23,042      21,948      24,958           25,724
      Jul-96      21,727      20,695      23,475           24,538
      Aug-96      22,310      21,250      24,304           24,901
      Sep-96      23,551      22,432      25,682           26,629
      Oct-96      23,563      22,444      25,857           27,207
      Nov-96      24,879      23,697      27,398           29,240
      Dec-96      24,057      22,915      27,001           28,564
      Jan-97      25,481      24,271      28,381           30,801
      Feb-97      25,310      24,107      27,969           31,059
      Mar-97      23,978      22,839      26,646           29,585
      Apr-97      26,021      24,785      27,637           31,972
      May-97      27,313      26,016      29,682           33,868
      Jun-97      28,650      27,289      30,851           35,585

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investment in Equity Portfolio, at value (Note 1A) .............................     $251,534,643
Receivable for shares of beneficial interest sold ..............................           30,443
                                                                                     ------------
    Total assets ...............................................................      251,565,086
                                                                                     ------------

LIABILITIES:
Payable for shares of beneficial interest repurchased ..........................          430,028
Payable to affiliates--Shareholder servicing agents' fee (Note 2B) ..............           30,405
Accrued expenses and other liabilities .........................................           60,791
                                                                                     ------------
    Total liabilities ..........................................................          521,224
                                                                                     ------------

NET ASSETS for 12,190,936 shares of beneficial interest outstanding ............     $251,043,862
                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital ................................................................     $165,422,946
Unrealized appreciation ........................................................       56,507,308
Accumulated net realized gain ..................................................       29,040,179
Undistributed net investment income ............................................           73,429
                                                                                     ------------
    Total ......................................................................     $251,043,862
                                                                                     ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST ..........           $20.59
                                                                                           ======

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($20.59/0.9525) .           $21.62
                                                                                           ======

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
Dividend Income from Equity Portfolio .....................................   $1,294,521
Interest Income from Equity Portfolio .....................................      233,097
Allocated Expenses from Equity Portfolio ..................................     (704,538)          $   823,080
                                                                              ----------


EXPENSES:
Shareholder Servicing Agents' fees (Note 2B) ..............................      292,834
Administrative fees (Note 2A) .............................................      292,834
Distribution fees (Note 3) ................................................      175,701
Expense fees (Note 6) .....................................................      117,134
                                                                              ----------
    Total expenses ........................................................      878,503
Less aggregate amount waived by Administrator and Distributor
  (Notes 2A and 3) ........................................................     (351,401)
                                                                              ----------
     Net expenses .........................................................                            527,102
                                                                                                   -----------
     Net investment income ................................................                            295,978
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN FROM EQUITY PORTFOLIO:
Net realized gain .........................................................                         29,058,960
Net change in unrealized appreciation .....................................                         12,103,035
                                                                                                   -----------
     Net realized and unrealized gain from Equity Portfolio ...............                         41,161,995
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                        $41,457,973
                                                                                                   ===========

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    SIX MONTHS
                                                                       ENDED
                                                                   JUNE 30, 1997               YEAR ENDED
                                                                    (UNAUDITED)             DECEMBER 31, 1996
                                                                  ----------------          ----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investment income .......................................      $    295,978             $  1,497,758
Net realized gain ...........................................        29,058,960               26,516,316
Net change in unrealized appreciation .......................        12,103,035                1,062,588
                                                                   ------------             ------------
  Net increase in net assets resulting from operations ......        41,457,973               29,076,662
                                                                   ------------             ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................................          (347,415)              (1,433,073)
Net realized gain ...........................................       (13,051,223)             (14,330,626)
                                                                   ------------             ------------
  Decrease in net assets from distributions to shareholders .       (13,398,638)             (15,763,699)
                                                                   ------------             ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares ............................         4,105,461               13,950,013
Net asset value of shares issued to shareholders
  from reinvestment of distributions ........................        13,398,487               15,763,320
Cost of shares repurchased ..................................       (23,473,668)             (27,800,567)
                                                                   ------------             ------------
  Net increase (decrease) in net assets from transactions in
    shares of beneficial interest ...........................        (5,969,720)               1,912,766
                                                                   ------------             ------------
NET INCREASE IN NET ASSETS ..................................        22,089,615               15,225,729

NET ASSETS:
Beginning of period .........................................       228,954,247              213,728,518
                                                                   ------------             ------------
End of period (including undistributed net investment income
  of $73,429 and $124,866, respectively) ....................      $251,043,862             $228,954,247
                                                                   ============             ============

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1997  ---------------------------------------------------------
                                          (UNAUDITED)      1996         1995        1994++      1993++      1992++
                                          -----------    --------     --------    --------     --------    -------
Net Asset Value, beginning of period       $  18.25      $  17.20     $  14.13    $  14.80     $  13.23    $ 12.36
                                           --------      --------     --------    --------     --------    -------
Income From Operations:
Net investment income ...............         0.026         0.122        0.211       0.173        0.071**    0.065
Net realized and unrealized gain
  (loss) on investments .............         3.471         2.250        3.651      (0.245)       1.550**    0.868
                                           --------      --------     --------    --------     --------    -------
     Total from operations ..........         3.497         2.372        3.862      (0.072)       1.621      0.933
                                           --------      --------     --------    --------     --------    -------
Less Distributions From:
  Net investment income .............        (0.030)       (0.118)      (0.210)     (0.169)      (0.051)    (0.063)
  Net realized gain on investments ..        (1.127)       (1.204)      (0.582)     (0.429)          --         --
                                           --------      --------     --------    --------     --------    -------
      Total from distributions               (1.157)       (1.322)      (0.792)     (0.598)      (0.051)    (0.063)
                                           --------      --------     --------    --------     --------    -------
Net Asset Value, end of period ......      $  20.59      $  18.25     $  17.20    $  14.13     $  14.80    $ 13.23
                                           ========      ========     ========    ========     ========    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)  $251,044      $228,954     $213,729    $183,975     $200,903    $10,973
Ratio of expenses to average net assets       1.05%(A)*     1.05%(A)     1.05%(A)    1.05%(A)     1.07%      1.40%
Ratio of net investment income to average
  net assets ........................         0.25% *       0.67%        1.30%       1.15%        0.52%      0.53%
Portfolio turnover(B) ...............            --            --           --          1%          23%        79%
Total return ........................        19.09%+       13.84%       27.55%     (0.41)%       12.26%      7.60%

   Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and had expenses been limited to that required by certain state securities laws for the year ended December 31, 1992, the net investment income (loss) per share and the ratios would have been as follows:
Net investment income (loss) per share      $(0.003)       $0.067       $0.170      $0.136       $0.029**  $(0.070)
   Ratios:
Expenses to average net assets ......         1.35%(A)*     1.35%(A)     1.30%(A)    1.29%(A)     1.37%      2.50%
Net investment income (loss) to
 average net assets .................       (0.05)%*        0.37%        1.05%       0.91%        0.21%    (0.57)%

  *  Annualized.
 **  The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A)  Includes the Fund's share of Equity Portfolio allocated expenses for the periods subsequent to May 1, 1994.
(B)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the
     Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
 +  Not Annualized.
++  On May 1, 1994 the fund began investing all of its investable assets in Equity Portfolio.

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES

The Landmark Equity Fund (the "Fund") is a separate diversified series of Landmark Funds II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term capital growth by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (77.2% at June 30, 1997) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund has approval to issue Class A and Class B shares as described more fully in the Fund's prospectus. No Class B shares have yet to be offered, therefore the information presented in these financial statements relates solely to Class A shares.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions.
Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1996, the fund reclassified $9,627 from undistributed net investment income, $274,873 to paid-in capital and $265,246 from accumulated net realized gain on investments.

F. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fees paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees payable to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $292,834 of which $234,267 was voluntarily waived for the six months ended June 30, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $292,834 for the six months ended June 30, 1997.

(3) DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $175,701, of which $117,134 was voluntarily waived for the six months ended June 30, 1997. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the six months ended June 30, 1997 aggregated $4,566,640 and $24,403,814, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                             SIX MONTHS
                                                                ENDED         YEAR ENDED
                                                            JUNE 30, 1997    DECEMBER 31,
                                                             (UNAUDITED)         1996
                                                              ---------       ---------
Shares sold ...............................................     210,172         770,660
Shares issued to
 shareholders from reinvestment of distributions ..........     643,230         862,316
Shares repurchased ........................................  (1,207,769)     (1,514,522)
                                                             ----------      ----------
 Net increase (decrease)                                       (354,367)        118,454
                                                             ==========      ==========

(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement, and the Shareholder Servicing Agreements. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Fund has agreed to pay LFBDS an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund including expenses allocated from the Portfolio less expenses waived by the Administrator and Distributor would, on an annual basis, exceed an agreed upon rate, currently 1.05% of the Fund's average daily net assets.

 Equity Portfolio
-------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  June 30, 1997 (unaudited)

ISSUER                                              SHARES         VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS--97.7%
-------------------------------------------------------------------------------

COMMERCIAL SERVICES - 1.6%
Interpublic Group Inc. ...................          83,600        $ 5,125,724
                                                                 ------------

COMMODITIES & PROCESSING - 1.5%
Praxair Inc. .............................          88,800          4,972,800
                                                                 ------------
CONSUMER-NON DURABLES - 23.0%
Clorox Co. ...............................          39,000          5,148,000
Coca-Cola Co .............................         189,800         12,811,500
Colgate-Palmolive Co. ....................         146,800          9,578,700
Gap Stores ...............................          86,700          3,370,463
Gillette Co. .............................          86,500          8,195,875
Home Depot Inc. ..........................          51,500          3,550,280
Illinois Tool Works Inc. .................         128,800          6,431,950
Kimberly-Clark Corp. .....................          78,200          3,890,450
Leggett & Platt Inc. .....................          78,700          3,409,900
Motorola, Inc ............................          43,500          3,306,000
PepsiCo Inc. .............................         217,630          8,174,727
Procter & Gamble Co. .....................          50,050          7,069,563
                                                                 ------------
                                                                   74,937,408
                                                                 ------------
CONSUMER SERVICES - 8.6%
Carnival Corp. ...........................         120,600          4,974,750
Consolidated Store Corp. .................         160,375          5,573,031
Gannett Co. Inc. .........................          91,300          9,015,874
Service Corp
   International Corp. ...................         129,700          4,263,888
Walt Disney Company ......................          53,700          4,309,425
                                                                 ------------
                                                                   28,136,968
                                                                 ------------
ELECTRONICS/TECHNICAL SERVICES - 16.2%
Automatic Data Processing ................          12,690        $ 5,964,300
Compaq Computer ..........................          29,800          2,957,650
Emerson Electronic .......................          84,400          4,647,275
First Data Corporation ...................         117,600          5,167,050
Hewlett Packard Company ..................          64,400          3,606,400
Intel Corp. ..............................          50,200          7,118,988
Microsoft Corp.* .........................         108,500         13,711,688
NuCor Corp. ..............................          52,900          2,988,850
Perkin-Elmer Corp. .......................          81,900          6,516,169
                                                                 ------------
                                                                   52,678,370
                                                                 ------------
FINANCE - 12.0%
American International
   Group Inc. ............................          24,600          3,674,625
Chubb Corp. ..............................          72,100          4,821,687
Federal National Mortgage
   Association ...........................          71,100          3,101,738
Franklin Resources Inc. ..................          64,100          4,651,256
Norwest Corp. ............................          60,000          3,375,000
Sherwin Williams Co. .....................         127,000          3,921,125
State Street Boston Corp. ................          83,400          3,857,250
Travelers Group Inc. .....................          84,200          5,309,863
Ucar International Inc ...................          57,000          2,607,750
Zions BanCorporation .....................         102,000          3,837,750
                                                                 ------------
                                                                   39,158,044
                                                                 ------------
HEALTH SERVICES/TECHNOLOGY - 17.8%
Abbott Laboratories ......................         120,200          8,023,350
E.I. duPont De Nemours ...................         108,000          6,790,500
Eli Lilly & Company ......................          46,600          5,093,962
Health Management Associates .............         161,200          4,594,200
Johnson & Johnson ........................         119,000          7,660,625
Merck & Co Inc. ..........................          55,800          5,775,300
Pfizer Inc. ..............................          62,300          7,444,850
Schering Plough Corp. ....................         116,000          5,553,500
Warner-Lambert Co. .......................          56,600          7,032,550
                                                                 ------------
                                                                   57,968,837
                                                                 ------------
PRODUCER/MANUFACTURING - 13.0%
Applied Material Inc.* ...................          46,600          3,299,863
Deere & Co. ..............................         127,600          7,002,050
General Electric Co. .....................         224,300         14,663,612
Philip Morris Companies Inc. .............         222,000          9,851,250
Xerox Corp. ..............................          96,100          7,579,888
                                                                 ------------
                                                                   42,396,663
                                                                 ------------
RETAIL TRADE - 4.0%
Kohls Corporation ........................         107,300          5,680,194
Walgreen Co. .............................         136,000          7,293,000
                                                                 ------------
                                                                   12,973,194
                                                                 ------------
TOTAL COMMON STOCK
   (Identified Cost $248,321,825) ........                        318,348,008
                                                                 ------------
SHORT-TERM OBLIGATIONS - 2.5%
Fuji Repurchase Agreement ................                       $  8,150,000
                                                                 ------------
5.85% due 7/01/97 proceeds at maturity
   $8,151,324 (collateralized  by
   $13,390,000 U.S. Treasury strips due
   11/15/04)
TOTAL INVESTMENTS
   (Identified Cost $256,471,825) ........           100.2%       326,498,008
OTHER ASSETS,
   LESS LIABILITIES ......................            (0.2)          (633,025)
                                                    ------       ------------
NET ASSETS ...............................           100.0%      $325,864,983
                                                    ======       ============

* Non income producing

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (Note 1A) (Identified Cost, $256,471,825) .....................     $326,498,008
Cash ...............................................................................              171
Dividends and interest receivable ..................................................          383,403
Receivable for investments sold ....................................................        6,398,908
                                                                                         ------------
    Total assets ...................................................................      333,280,490
                                                                                         ------------

LIABILITIES:
Payable for investments purchased ..................................................        7,251,045
Payable to affiliates--Investment advisory fees (Note 2) ...........................           75,269
Accrued expenses and other liabilities .............................................           89,193
                                                                                         ------------
    Total liabilities ..............................................................        7,415,507
                                                                                         ------------
NET ASSETS .........................................................................     $325,864,983
                                                                                         ============

REPRESENTED BY:
Paid-in capital for beneficial interests ...........................................     $325,864,983
                                                                                         ============

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends .............................................................      $ 1,660,990
Interest ..............................................................          299,122
                                                                             -----------
  Total investment income .............................................                            $ 1,960,112

EXPENSES:
Investment advisory fees (Note 2) .....................................          752,685
Administrative fees (Note 3) ..........................................           75,269
Expense fees (Note 6) .................................................           75,269
                                                                             -----------
  Total expenses ......................................................                                903,223
                                                                                                   -----------
  Net investment income ...............................................                              1,056,889
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions ........................                             34,163,022
Unrealized appreciation of investments--
   Beginning of period ................................................       51,354,299
   End of period ......................................................       70,026,183
                                                                             -----------
 Net change in unrealized appreciation ................................                             18,671,884
                                                                                                   -----------
   Net realized and unrealized gain on investments ....................                             52,834,906
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................                            $53,891,795
                                                                                                   ===========

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    SIX MONTHS
                                                                       ENDED
                                                                   JUNE 30, 1997           YEAR ENDED
                                                                    (UNAUDITED)         DECEMBER 31, 1996
                                                                    ------------        ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ............................................  $  1,056,889          $  3,049,790
Net realized gain on investment transactions .....................    34,163,022            28,518,761
Net change in unrealized appreciation of investments .............    18,671,884             4,832,223
                                                                    ------------          ------------
    Net increase in net assets resulting from operations .........    53,891,795            36,400,774
                                                                    ------------          ------------
CAPITAL TRANSACTIONS:
Proceeds from contributions ......................................    21,554,667            61,756,061
Value of withdrawals .............................................  (38,143,751)          (55,752,909)
                                                                    ------------          ------------
    Net increase (decrease) in net assets from capital transactions (16,589,084)             6,003,152
                                                                    ------------          ------------
NET INCREASE IN NET ASSETS: ......................................    37,302,711            42,403,926
NET ASSETS:
Beginning of period ..............................................   288,562,272           246,158,346
                                                                    ------------          ------------
End of period ....................................................  $325,864,983          $288,562,272
                                                                    ============          ============

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               SIX MONTHS                                     MAY 1, 1994
                                                 ENDED          YEAR ENDED DECEMBER 31,      (COMMENCEMENT
                                             JUNE 30, 1997    ------------------------     OF OPERATIONS) TO
                                              (UNAUDITED)        1996           1995       DECEMBER 31, 1994
                                              -----------     ----------     ---------      ---------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)              $325,865        $288,562      $246,158          $186,685
Ratio of expenses to average net assets .                 0.60%*          0.60%         0.60%             0.60%*
Ratio of net investment income to average net assets      0.70%*          1.10%         1.73%             1.81%*
Portfolio turnover ......................                   68%             90%           67%               35%
Average Commission rate per share (A) ...              $ 0.0373        $ 0.0585           N/A               N/A

  *  Annualized
 (A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. (Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

E. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $752,685 for the six months ended June 30, 1997. The investment advisory fees are computed at the annual rate of 0.50% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $75,269 for the six months ended June 30, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.


(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $197,007,375 and $213,811,423, respectively, for the six months ended June 30, 1997.


(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at June 30, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost .....................   $256,471,825
                                       ============

Gross unrealized appreciation ......   $ 71,595,629
Gross unrealized depreciation ......    (1,569,446)
                                       ------------
Net unrealized appreciation            $ 70,026,183
                                       ============

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.


The Portfolio has agreed to pay SFG an expense fee on an annual basis accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 0.60% of average daily net assets.

(7) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 1997, the commitment fee allocated to the Portfolio was $620. Since the line of credit was established, there have been no borrowings.

-------------------------------------------------------------------------------
 SHAREHOLDER
 SERVICING AGENTS
-------------------------------------------------------------------------------

FOR NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other States, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN
INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City

[logo] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

[logo]    LANDMARK(SM) FUNDS
   Advised by Citibank, N.A.

LANDMARK
SMALL CAP
EQUITY FUND

SEMI-ANNUAL
REPORT
June 30, 1997

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.
SECRETARY
Linda T. Gibson*
TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

--------------------------------------|-|--------------------------------------

INVESTMENT ADVISER
(OF SMALL CAP EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

--------------------------------------|-|--------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

EQ/SC/S/97                       Printed on Recycled Paper [recycle symbol]

-------------------------------------------------------------------------------

                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     Small capitalization stocks provided positive and respectable returns during the first half of 1997, but they did not match the gains experienced by the largest and best known U.S. and multinational businesses. Investors appeared to prefer the liquidity and relative safety of large, established companies over their smaller and lesser known -- but faster growing -- counterparts in the small-capitalization sector.

     During the period, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage the Landmark Small Cap Equity Fund to achieve its investment objective: long-term capital growth. Through its investment in Small Cap Equity Portfolio, the Fund participates primarily in the ownership of common stocks issued by domestic companies with market capitalizations of $750 million or less.

     This report reviews the Portfolio's investment activities and performance during the six-month period ended June 30, 1997, and provides a summary of Citibank's perspective on and outlook for the U.S. small-capitalization stock market. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    July 18, 1997



TABLE OF CONTENTS
 1   A Letter to Our Shareholders
--------------------------------------------------------------------------------
 2   Market Environment
     Fund Snapshot
--------------------------------------------------------------------------------
     Portfolio Manager
 3   Quotes from the Portfolio Manager
     The Portfolio Manager Responds
--------------------------------------------------------------------------------
     Strategy and Outlook
 4   Small Cap Equity Portfolio
       by the Numbers
--------------------------------------------------------------------------------
 5   Fund Data
     Performance Highlights

LANDMARK SMALL CAP EQUITY FUND
 6   Statement of Assets and Liabilities
--------------------------------------------------------------------------------
 7   Statement of Operations
--------------------------------------------------------------------------------
 8   Statement of Changes in Net Assets
--------------------------------------------------------------------------------
 9   Financial Highlights
--------------------------------------------------------------------------------
10   Notes to Financial Statements
--------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
12   Portfolio of Investments
--------------------------------------------------------------------------------
14   Statement of Assets and Liabilities
--------------------------------------------------------------------------------
15   Statement of Operations
--------------------------------------------------------------------------------
16    Statement of Changes in Net Assets
      Financial Highlights
--------------------------------------------------------------------------------
17   Notes to Financial Statements

--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:

o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

-------------------------------------------------------------------------------
 MARKET ENVIRONMENT
--------------------------------------------------------------------------------

   1997 marked the third consecutive year in which small-capitalization stocks have underperformed large-capitalization stocks. Individual and institutional investors continued to prefer the predictable, consistent earnings growth of well established firms whose shares trade easily and in high volume on U.S. exchanges. In addition, because large-cap firms are often better able to take advantage of productivity improvements than smaller companies, they can more easily translate cost savings into higher margins. This combination of top-line and bottom-line growth has helped large-capitalization stock prices reach the high end of their range relative to earnings, making them expensive relative to smaller companies.

   During the second quarter of 1997, however, the small-cap market finally began to show renewed signs of strength relative to larger stocks. After the 9.8% correction in large-cap stocks during March and April, small-cap stocks joined their larger counterparts in the rally that sent several different indexes -- including measures of both large and small stock performance -- to new highs. For example, the Russell 2000, a small-cap index, rose 16.1% during the second quarter, nearly matching the S&P 500's (a large-cap stock index) return of 17.1 percent. We recognize the possibility that this may be the start of a period of renewed focus on small-cap stocks by investors who are attempting to anticipate the market's future leadership as general economic growth slows. If this turns out to be the case, a slower growth environment should favor companies in young, fast-growing markets over large- well established companies in mature markets.

--------------------------------------------------------------------------------
 FUND SNAPSHOT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
June 21, 1995

NET ASSETS AS OF 6/30/97
$25.7 million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARK
o Lipper Small Company Growth Fund Average
o Russell 2000(R) Index

INVESTMENT ADVISER,
SMALL CAP EQUITY PORTFOLIO
Citibank, N.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER
--------------------------------------------------------------------------------

 LINDA J. INTINI
 Vice President, Citibank, N.A.

Linda J. Intini has managed the Portfolio since February 24, 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.

--------------------------------------------------------------------------------
QUOTES FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------
"With many large-cap stocks trading at high valuations, investors should start to look at the more attractively priced small-cap area for superior returns."

"During the difficult small-cap market, we've continued to hold companies that have demonstrated above-average revenue and earnings growth."

"While it is too early to call the May/June small-cap rally a turnaround, we are encouraged by the breadth of the rally so far."

--------------------------------------------------------------------------------
 THE PORTFOLIO MANAGER RESPONDS
--------------------------------------------------------------------------------

   We worked throughout the semi-annual period to position the Portfolio for the small-cap rally that finally appeared in May and June. First, we sharpened our focus on growth companies, selling some holdings that may have been more attractive from a value perspective than from an earnings-growth standpoint. At the same time, we identified and invested in several companies that met our disciplined growth criteria for management strength, market leadership and potential. These changes produced several changes in the overall Portfolio. First, the average market capitalization of the companies in the Portfolio increased from about $350 million to approximately $570 million. We have gradually increased the number of holdings in order to obtain the benefits of diversification, which we view as particularly important in the small-cap arena. In addition, we changed the mix of industries and economic sectors within the Portfolio, increasing our exposure to energy and financial companies while decreasing our holdings of technology and health care companies.

--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK
--------------------------------------------------------------------------------

   We are quite optimistic regarding the growth potential of small-cap stocks over both the near and long terms. Over the near term, we expect U.S. economic growth to slow from the torrid pace of the first quarter of the year to a level that, while still positive, will allay any remaining fears of a resurgence of inflation. In such an environment, corporate earnings growth for large companies should slow commensurately. If and when this happens, we believe that many investors will look for investments with higher growth rates, a search that should lead them to small-capitalization stocks. If small-cap stocks are "rediscovered" by investors as we expect, their prices could rise quickly and decisively.

   In the meantime, we continue to find ample opportunities for investment in small-cap stocks. We are finding especially attractive companies that meet our growth criteria in the basic industries sector. We have also identified attractive pockets within the technology sector, including information technology and management information systems consulting businesses. Over the long term, we expect small-cap stock averages to continue to outperform the averages for large-cap stocks, as they have for approximately 70 years. The small stocks of today will become the blue-chips of tomorrow, and those who invest early in their growth should reap superior rewards.

--------------------------------------------------------------------------------
 Small Cap Equity Portfolio
 BY THE NUMBERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
(As of 6/30/97)
--------------------------------------------------------------------------------
   NAME                              INDUSTRY SECTOR          % OF NET ASSETS

   Abacus Direct Corp.              Commercial Services           2.91%
   Suiza Foods Corp.                Commercial Services           2.75%
   Integrated Living Community   Health Services/Technology       2.41%
   Rental Services Corp.            Commercial Services           2.33%
   Premier Parks Inc.                Consumer Services            2.33%
   Regal Cinemas                     Consumer Services            2.32%
   Parexel International Corp.   Health Services/Technology       2.27%
   Lamar Advertising Co.            Commercial Services           2.26%
   Dawson Production Services          Energy Mineral             2.25%
   Worthington Foods Inc.          Consumer Non-Durables          2.24%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FUND DATA  All Periods Ended June 30, 1997 (unaudited)

                                                                               TOTAL RETURNS
                                                                   -------------------------------------
                                                                                                  SINCE
                                                                     SIX           ONE           6/21/95
                                                                   MONTHS**        YEAR        INCEPTION*
                                                                 ------------   ----------     -----------
Landmark Small Cap Equity Fund without Sales Charges .........       8.35%         8.28%          46.26%
Lipper Small Company Growth Funds Average ....................       9.00%        13.72%          21.63%+
Russell 2000(R)Index ..........................................     10.20%        16.33%          14.20%+
Landmark Small Cap Equity Fund with Maximum Sales Charge of 4.75%    3.20%         3.13%          42.79%

*   Average Annualized Total Return
**  Not Annualized
 +  From 6/30/95

Capital Gain Distribution    $0.068

--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have grown to $20,588 with sales charge (as of 6/30/97). The graph shows how the Fund compares to our benchmarks over the same period.

               Landmark        Landmark
               Small Cap       Small Cap       Lipper           Russell
             Fund - Without   Fund - With     Small Cap       2000 Index
              Sales Charge    Sales Charge   Funds Average    (unmanaged)
Jun-95          10,050           9,573          10,000          10,000
Jul-95          10,970          10,449          10,748          10,576
Aug-95          11,640          11,087          10,925          10,795
Sep-95          12,000          11,430          11,188          10,988
Oct-95          11,980          11,411          10,812          10,497
Nov-95          13,550          12,906          11,212          10,938
Dec-95          14,478          13,790          11,375          11,227
Jan-96          14,842          14,137          11,295          11,214
Feb-96          16,297          15,523          11,763          11,564
Mar-96          17,126          16,313          12,077          11,804
Apr-96          19,199          18,287          12,980          12,435
May-96          20,584          19,606          13,547          12,925
Jun-96          19,963          19,015          13,023          12,394
Jul-96          17,674          16,835          11,903          11,311
Aug-96          19,870          18,927          12,624          11,968
Sep-96          20,712          19,728          13,265          12,436
Oct-96          20,076          19,122          13,000          12,606
Nov-96          20,445          19,474          13,378          12,724
Dec-96          19,950          19,002          13,582          12,692
Jan-97          20,804          19,816          13,929          12,748
Feb-97          19,599          18,668          13,333          12,771
Mar-97          18,416          17,541          12,634          12,731
Apr-97          17,868          17,019          12,538          12,853
May-97          20,497          19,524          14,062          12,946
Jun-97          21,615          20,588          14,804          13,045

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark Small Cap Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investment in Small Cap Equity Portfolio, at value (Note 1A) ................................   $25,605,232
Receivable for shares of beneficial interest sold ...........................................        54,938
Receivable from the Administrator ...........................................................        11,806
Other assets ................................................................................         9,702
                                                         -                                      -----------
    Total assets ............................................................................    25,681,678
                                                         -                                      -----------

LIABILITIES:
Payable for shares of beneficial interest repurchased .......................................         6,341
Payable to affiliates - Shareholder servicing agents' fees (Note 2B) ........................         5,147
Accrued expenses and other liabilities ......................................................        11,806
                                                         -                                      -----------
    Total liabilities .......................................................................        23,294
                                                         -                                      -----------
NET ASSETS for 1,305,214 shares of beneficial interest outstanding ..........................   $25,658,384
                                                                                                ===========

NET ASSETS CONSIST OF:
Paid-in capital .............................................................................   $21,467,738
Unrealized appreciation .....................................................................     4,649,006
In excess of net investment income ..........................................................       (99,677)
Accumulated net realized loss ...............................................................      (358,683)
                                                         -                                      -----------
    Total ...................................................................................   $25,658,384
                                                                                                ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST .......................        $19.66
                                                                                                     ======
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($19.66/0.9525) ..............        $20.64
                                                                                                     ======

See notes to financial statements

 Landmark Small Cap Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
Dividend Income from Small Cap Equity Portfolio ...........................   $   42,578
Interest Income from Small Cap Equity Portfolio ...........................       22,057
Allocated Expenses from Small Cap Equity Portfolio ........................     (103,459)           $  (38,824)
                                                                              ----------

EXPENSES:
Shareholder Servicing Agents' fees (Note 2B) ..............................       30,427
Administrative fees (Note 2A) .............................................       30,427
Distribution fees (Note 3) ................................................       18,256
Shareholder reports .......................................................        6,663
Auditing fees .............................................................        6,650
Legal fees ................................................................        5,938
Custodian fees ............................................................        5,250
Transfer agent fees .......................................................        5,000
Trustees fees .............................................................        4,873
Registration fees .........................................................        3,340
Miscellaneous .............................................................        4,518
                                                                              ----------
   Total expenses .........................................................      121,342
Less expenses assumed by the Administrator (Note 6) .......................      (11,806)
Less aggregate amount waived by Administrator, and Distributor (Note 2A and 3)   (48,683)
                                                                              ----------

     Net expenses .........................................................                             60,853
                                                                                                    ----------
     Net investment loss ..................................................                            (99,677)
                                                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM SMALL CAP EQUITY PORTFOLIO:
Net realized loss .........................................................    (270,293)
Net change in unrealized appreciation (depreciation) ......................    2,177,852
                                                                              ----------
     Net realized and unrealized gain (loss) from Small Cap Equity Portfolio                         1,907,559
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                         $1,807,882
                                                                                                    ==========

See notes to financial statements

 Landmark Small Cap Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED
                                                                      JUNE 30, 1997          YEAR ENDED
                                                                       (UNAUDITED)        DECEMBER 31, 1996
                                                                     ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss ...............................................    $   (99,677)         $   (20,835)
Net realized gain (loss) ..........................................       (270,293)           1,458,685
Net change in unrealized appreciation .............................      2,177,852            1,745,364
                                                                       -----------          -----------
  Net increase in net assets resulting from operations ............      1,807,882            3,183,214
                                                                       -----------          -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain .................................................        (88,390)          (1,756,057)
                                                                       -----------          -----------
  Decrease in net assets from distributions to shareholders .......        (88,390)          (1,756,057)
                                                                       -----------          -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares ..................................      4,376,644           20,246,660
Net asset value of shares issued to shareholders
  from reinvestment of distributions ..............................         86,659            1,743,625
Cost of shares repurchased ........................................     (4,835,680)          (4,253,714)
                                                                       -----------          -----------
Net increase (decrease) in net assets from transactions in shares
  of beneficial interest ..........................................       (372,377)          17,736,571
                                                                       -----------          -----------

NET INCREASE IN NET ASSETS ........................................      1,347,115           19,163,728

NET ASSETS:
Beginning of period ...............................................     24,311,269            5,147,541
                                                                       -----------          -----------
End of period (including in excess of net investment income of
  $99,677 and undistributed net investment income of $0,
  respectively) ...................................................    $25,658,384          $24,311,269
                                                                       ===========          ===========


See notes to financial statements

 Landmark Small Cap Equity Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                JUNE 21, 1995
                                                  SIX MONTHS ENDED                            (COMMENCEMENT OF
                                                   JUNE 30, 1997           YEAR ENDED          OPERATIONS) TO
                                                    (UNAUDITED)        DECEMBER 31, 1996      DECEMBER 31, 1995
                                                  ----------------      ----------------      ----------------

Net Asset Value, beginning of period .........       $ 18.21               $ 14.32                 $ 10.00
                                                     -------               -------                 -------
Income From Operations:
Net investment income (loss) .................        (0.076)               (0.016)                   0.05
Net realized and unrealized gain .............         1.594                 5.407                    4.42
                                                     -------               -------                 -------
     Total from investment operations ........         1.518                 5.391                    4.47
                                                     -------               -------                 -------

Less Distributions From:
  Net investment income ......................           --                    --                    (0.05)
  Net realized gain ..........................        (0.068)               (1.501)                  (0.10)
                                                     -------               -------                 -------
      Total from distributions ...............        (0.068)               (1.501)                  (0.15)
                                                     -------               -------                 -------
Net Asset Value, end of period ...............       $ 19.66               $ 18.21                 $ 14.32
                                                     =======               =======                 =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) ....       $25,658               $24,311                 $ 5,148
Ratio of expenses to average net assets (A) ..         1.35%*                0.88%                      0%
Ratio of net investment income (loss)
   to average net assets .....................       (0.82)%*              (0.13)%                   1.21%*
Total return .................................         8.35%**              37.80%                  44.78%**

Note: If Agents of the Fund and Agents of Small Cap Equity Portfolio had not voluntarily waived a portion of their fees, assumed Fund expenses for the periods indicated and had expenses been limited to that required by certain state securities laws for the period ended December 31, 1995, the net investment income (loss) per share and the ratios would have been as follows:

Net investment loss per share ................       $(0.123)              $(0.133)                $(0.288)
Ratios:
Expenses to average net assets (A) ...........         1.85%*                1.83%                   2.50%*
Net investment loss to average net assets ....       (1.32)%*              (1.08)%                 (1.29)%*

 *  Annualized
**  Not Annualized
(A) Includes the Fund's share of Small Cap Equity Portfolio allocated expenses for the periods indicated.

See notes to financial statements

 Landmark Small Cap Equity Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark Small Cap Equity Fund (the "Fund") is a separate diversified series of Landmark Funds II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Small Cap Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term capital growth by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (57.5% at June 30, 1997) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The Fund has approval to issue Class A and Class B shares as described more fully in the Fund's prospectus. No Class B shares have yet to be offered, therefore the information presented in these financial statements relates solely to Class A shares.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1996, the Fund reclassified $20,835 to net investment income, $41,889 to accumulated net gain on investments and $62,724 from paid-in-capital.

F. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees payable to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $30,427, all of which was voluntarily waived for the six months ended June 30, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $30,427 for the six months ended June 30, 1997.

(3) DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $18,256, all of which was voluntarily waived for the six months ended June 30, 1997. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the period aggregated $4,497,410 and $5,103,701, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                            SIX MONTHS
                                              ENDED       YEAR ENDED
                                          JUNE 30, 1997  DECEMBER 31,
                                           (UNAUDITED)       1996
                                           ------------   -----------
Shares sold .........................         236,899     1,099,302
Shares issued to shareholders from
   reinvestment of distributions ....           4,539        96,298
Shares repurchased ..................        (271,137)     (220,253)
                                             --------      --------
Net increase (decrease) .............         (29,699)      975,347
                                             ========      ========

(6) ASSUMPTION OF EXPENSES
LFBDS has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the six months ended June 30, 1997, which amounted to $11,806.

 Small Cap Equity Fund
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  June 30, 1997 (unaudited)

ISSUER                                                 SHARES         VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- 93.9%
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 20.1%
Abacus Direct Corp.* .....................             39,900      $ 1,296,750
Lamar Advertising Co.* ...................             39,550        1,008,525
Melita International Corp.* ..............             30,200          377,500
Metris Companies Inc.* ...................             14,500          475,781
Metro Networks Inc.* .....................             34,500          836,625
NFO Research Inc.* .......................             18,800          465,300
Profit Recovery Group Intl* ..............             15,000          208,125
Rental Services Corp.* ...................             39,600        1,039,500
Snyder Communications Inc.* ..............             32,000          862,000
Suiza Foods Corp.* .......................             29,900        1,225,900
Tower Automotive* ........................             15,500          666,500
Wilmar Industries Inc.* ..................             19,500          475,313
                                                                   -----------
                                                                     8,937,819
                                                                   -----------
COMMODITIES & PROCESSING - 1.4%
Om Group Inc. ............................             18,800          622,750
                                                                   -----------
CONSUMER NON-DURABLES - 4.4%
General Cigar Holdings Inc.* .............              2,900           85,369
Performance Food Group Co.* ..............             41,900          879,900
Worthington Foods Inc. ...................             40,700          997,150
                                                                   -----------
                                                                     1,962,419
                                                                   -----------
CONSUMER SERVICES - 14.8%
Activision Inc.* .........................             64,000          920,000
Central Parking Corp. ....................             18,200          633,588
Equity Corp. Intl. * .....................             40,600          982,012
Gray Communication Systems ...............              4,000           83,500
Heftel Broadcasting Corp.* ...............             17,000          939,250
Premier Parks Inc.* ......................             28,100        1,036,186
Regal Cinemas* ...........................             31,350        1,034,550
Suburban Lodges America* .................             46,000          966,000
                                                                   -----------
                                                                     6,595,086
                                                                   -----------
ELECTRONICS/TECHNOLOGICAL SERVICES - 13.4 %
Claremont Technology Group Inc.*                       39,200          931,000
E Trade Group Inc.* ......................             36,400          714,350
Iona Technologies ADRs* ..................             29,800          588,550
Periphonics Corp.* .......................             36,000          774,000
Pure Atria Corp.* ........................             43,100          608,788
Registry Inc.* ...........................             19,700          906,200
Whittman-Hart Inc.* ......................             31,500          885,937
Xionics Document Technology Inc.* ........             37,600          554,600
                                                                   -----------
                                                                     5,963,425
                                                                   -----------
ENERGY/MINERAL - 6.0%
Dawson Production* .......................             71,500        1,001,000
Forcenergy Gas Exploration* ..............             29,000          880,875
Lomak Petroleum Inc. .....................             44,300          789,093
                                                                   -----------
                                                                     2,670,968
                                                                   -----------
FINANCE - 11.6%
Allied Group .............................             21,000          798,000
Executive Risk Inc. ......................             16,700          868,400
Investors Financial Services Co. .........             20,000          950,000
Sirrom Capital Corp. .....................             22,000          759,000
Texas Regional Bank Shares A .............             21,800          915,600
WestAmerica Bancorp ......................             11,700          889,200
                                                                   -----------
                                                                     5,180,200
                                                                   -----------
HEALTH SERVICES/TECHNOLOGY - 13.7%
Cytyc Corp.* .............................             35,000          949,375
Henry Schein Inc.* .......................             27,000          843,750
Human Genome Sciences Inc.* ..............             15,600          518,700
Integrated Living Community* .............             93,300        1,072,950
Occusystems Inc.* ........................             26,500          768,500
Parexel International Corp.* .............             31,800        1,009,650
Renal Treatment Center* ..................             35,300          948,687
                                                                   -----------
                                                                     6,111,612
                                                                   -----------
MISCELLANEOUS - .1 %
Pierce Leahy Corp* .......................              1,000           18,000
                                                                   -----------
PRODUCER/MANUFACTURING - 3.9%
Hardinge Inc. ............................             31,800          930,150
Miller Industries Inc./Tenn.* ............             37,200          595,200
Synthetic Industries Inc.* ...............             11,300          238,713
                                                                   -----------
                                                                     1,764,063
                                                                   -----------
RETAIL TRADE - 2.4%
CDW Computer Center Inc.* ................             11,300          599,608
Men's Wearhouse Inc.* ....................             15,000          472,500
                                                                   -----------
                                                                     1,072,108
                                                                   -----------
TRANSPORTATION - 2.1 %
Eagle USA Airfreight Inc.* ...............             34,000          922,250
                                                                   -----------
TOTAL COMMON STOCK
 (Identified Cost $34,130,546) ...........                          41,820,700
                                                                   -----------

--------------------------------------------------------------------------------
 SHORT TERM--4.7%
--------------------------------------------------------------------------------
U.S. Treasury Bill
 5.085% due 9/04/97 ......................                             990,678
Salomon Repurchase Agreement
 5.50% due 7/01/97 proceeds at maturity
 $1,129,217 (collateralized by
 $318,727 U.S. Treasury Note 8.75% due 8/15/20,
 $570,844 U.S. Treasury Note 9.125% due 5/15/18,
 $188,473 U.S. Treasury Note 9.00% due 11/15/18 and
 $72,230 U.S. Treasury Bond 7.50% due 12/15/16)                      1,129,044
                                                                   -----------
                                                                     2,119,722
                                                                   -----------
TOTAL INVESTMENTS
 (Identified Cost $36,250,268) ...........               98.6%      43,940,422
OTHER ASSETS
 LESS LIABILITIES ........................                1.4          621,104
                                                        -----      -----------
NET ASSETS ...............................              100.0%     $44,561,526
                                                        =====      ===========
ADRs--American Depositary Receipts
* Non income producing
See notes to financial statements

 Small Cap Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------


ASSETS:
Investments at value (Note 1A) (Identified Cost, $36,250,268) ....  $43,940,422
Receivable for securities sold ...................................      772,627
Dividend and interest receivable .................................        3,433
                                                                    -----------
    Total assets .................................................   44,716,482
                                                                    -----------

LIABILITIES:
Payable for investments purchased ................................       90,937
Payable to affiliates - Investment advisory fees (Note 2) ........       26,632
Accrued expenses and other liabilities ...........................       37,387
                                                                    -----------
    Total liabilities ............................................      154,956
                                                                    -----------
NET ASSETS .......................................................  $44,561,526
                                                                    ===========

REPRESENTED BY:
Paid-in capital for beneficial interests .........................  $44,561,526
                                                                    ===========

See notes to financial statements

 Small Cap Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend Income .....................................................        $  74,819
  Interest Income .....................................................           39,282            $  114,101
                                                                               ---------
EXPENSES:
Investment advisory fees (Note 2) .....................................          161,509
Custodian fees ........................................................           47,933
Administrative fees (Note 3) ..........................................           10,767
Auditing fees .........................................................            8,400
Legal fees ............................................................            5,938
Trustee fees ..........................................................              412
Miscellaneous .........................................................              926
                                                                               ---------
  Total expenses ......................................................          235,885
Less aggregate amount waived by Investment
 Adviser and Administrator (Notes 2 and 3) ............................          (52,841)
                                                                               ---------
  Net expenses ........................................................                                183,044
                                                                                                    ----------
  Net investment loss .................................................                                (68,943)
                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investment transactions ........................                             (2,197,428)
Unrealized appreciation of investments--
   Beginning of period ................................................        2,242,702
   End of period ......................................................        7,690,154
                                                                               ---------
 Net change in unrealized appreciation ................................                              5,447,452
                                                                                                    ----------
   Net realized and unrealized gain (loss) on investments .............                              3,250,024
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................                             $3,181,081
                                                                                                    ==========

See notes to financial statements

 Small Cap Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       SIX MONTHS ENDED
                                                                        JUNE 30, 1997              YEAR ENDED
                                                                         (UNAUDITED)            DECEMBER 31, 1996
                                                                       ----------------         ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss) ......................................       $   (68,943)           $     28,536
Net realized gain (loss) on investment transactions ...............        (2,197,428)              1,063,995
Net change in unrealized appreciation of investments ..............         5,447,452               1,516,882
                                                                          -----------            ------------
    Net increase in net assets resulting from operations ..........         3,181,081               2,609,413
                                                                          -----------            ------------

CAPITAL TRANSACTIONS:
Proceeds from contributions .......................................        12,043,732              45,631,942
Value of withdrawals ..............................................       (17,805,609)             (6,088,455)
                                                                          -----------            ------------
    Net increase (decrease) in net assets from capital transactions        (5,761,877)             39,543,487
                                                                          -----------            ------------
NET INCREASE (DECREASE) IN NET ASSETS: ............................        (2,580,796)             42,152,900
NET ASSETS:
Beginning of period ...............................................        47,142,322               4,989,422
                                                                          -----------            ------------
End of period .....................................................       $44,561,526            $ 47,142,322
                                                                          ===========            ============

See notes to financial statements

 Small Cap Equity Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                             JUNE 21, 1995
                                                SIX MONTHS ENDED                             (COMMENCEMENT
                                                  JUNE 30, 1997           YEAR ENDED        OF OPERATIONS) TO
                                                  (UNAUDITED)         DECEMBER 31, 1996     DECEMBER 31, 1995
                                                 --------------       ----------------      -----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted) ....      $44,562               $47,142                $4,989
Ratio of expenses to average net assets ......        0.85%*                0.61%                     0
Ratio of net investment income (loss) to
  average net assets .........................      (0.32)%*                0.15%                 1.22%*
Portfolio turnover ...........................          66%                   89%                   41%
Average commission rate per share (A) ........      $0.0489               $0.0467                   N/A

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees and assumed Portfolio expenses for the periods indicated and had expenses been limited to that required by certain state securities law for the period ended June 30, 1997, the ratios would have been as follows:
RATIOS:
Expenses to average net assets ...............        1.10%*                1.17%                 2.50%*
Net investment loss to average net assets ....      (0.57)%*              (0.41)%               (1.28)%*

(A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
 *  Annualized

See notes to financial statements

 Small Cap Equity Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Small Cap Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

E. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $161,509 of which $42,074 was voluntarily waived for the six months ended June 30, 1997. The investment advisory fees are computed at the annual rate of 0.75% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $10,767 all of which was voluntarily waived for the six months ended June 30, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $28,137,162 and $38,040,989, respectively, for the six months ended June 30, 1997.

(5)  FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at June 30, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost .....................    $36,250,268
                                        ===========
Gross unrealized appreciation ......    $ 8,159,474
Gross unrealized depreciation ......       (469,320)
                                        -----------
Net unrealized appreciation ........    $ 7,690,154
                                        ===========

(6) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 1997, the commitment fee allocated to the Portfolio was $93. Since the line of credit was established, there have been no borrowings.

--------------------------------------------------------------------------------
 SHAREHOLDER
 SERVICING AGENTS
--------------------------------------------------------------------------------

FOR NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN
  INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City


[logo]  LANDMARK
        FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund